Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-Q of Discovery Laboratories, Inc. (the "Company"), for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert J. Capetola, President and Chief Executive Officer of the Company,
certify, pursuant to 18 U.S.C. ss.   1350, as adopted pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Robert J. Capetola
                                          -----------------------------------
                                          Robert J. Capetola, Ph.D.
                                          President and
                                          Chief Executive Officer
                                          Date:  August 13, 2002